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                                                                    Exhibit 13.1

                                  CERTIFICATION
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Solarfun Power Holdings Co., Ltd. (the "Company"), hereby certifies, to such officers' knowledge, that:

     The Annual Report on Form 20-F for the year ended December 31, 2007 (the "Report") of the Company containing the financial statements fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date: June 27, 2008                  By:    /s/ Henricus Johannes Petrus Hoskens
                                         ---------------------------------------
                                            Henricus Johannes Petrus Hoskens
                                            Chief Executive Officer



Date: June 27, 2008                  By:    /s/ Amy Jing Liu
                                         -------------------------------
                                            Amy Jing Liu
                                            Chief Financial Officer